SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2003

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23253	58-2301135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On August 13, 2003, ITC^DeltaCom, Inc. issued a press release announcing certain consolidated financial and operating results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in or furnished pursuant to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.
Date: August 14, 2003	/s/ J. THOMAS MULLIS

J. Thomas Mullis
Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press release dated August 13, 2003.